Exhibit 10.30

10 Snow Hill London EC1A 2AL
T: +44 (0)20 7295 3000 1 www.traverssmith.com

DATED 24 JUNE 2022

(1) LIFEZONE HOLDINGS LIMITED

(2) THE SELLERS

(3)THE AWARDHOLDERS

SECURITIES EXCHANGE AGREEMENT

RELATING TO LIFEZONE LIMITED

THIS DEED is made on 24 June 2022

BETWEEN:

(1)	LIFEZONE HOLDINGS LIMITED, a company incorporated in the Isle of Man with registered number 019856V and whose registered office is at Commerce House, 1 Bowring Road, Ramsey, Isle of Man, IM8 2LQ (the “Buyer”);

(2)	THE SEVERAL PERSONS whose names are set out in column (1) of Schedule 1 (the “Sellers”); and

(3)	THE SEVERAL PERSONS whose names are set out in column (1) of Schedule 2 (the “Awardholders”),

(collectively the “Parties”, and individually each a “Party”).

Introduction:

(A)	The Sellers are the legal and beneficial owners of the number of ordinary shares of US$0.005 each in the capital of Lifezone Limited, a company incorporated in the Isle of Man with registered number 019369V and whose registered office address is at Commerce House, 1 Bowring Road, Ramsey, Isle of Man, IM8 2LQ (the “Company”), as set out opposite their respective names in column (2) of Schedule 1 (the “Sale Shares”).

(B)	The Sellers have agreed to sell and the Buyer has agreed to buy the Sale Shares on the terms and conditions of this Agreement.

(C)	The Awardholders are the legal and beneficial owners of options to subscribe for (in aggregate) 18,045 ordinary shares of US0.005 each in the capital of the Company granted to them under the Option Plan (the “Lifezone Options”) and restricted stock units to subscribe for (in aggregate) 30,000 ordinary shares of US$0.005 in the capital of the Company granted to them under the RSU Agreement (the “Lifezone RSUs”), as is set out opposite their names in their respective Deeds of Release (together the “Lifezone Awards”).

(D)	The Awardholders have agreed to exchange their Lifezone Awards for options (the “Lifezone Holdings Options”) and restricted stock units (the “Lifezone Holdings RSUs”) to subscribe for ordinary shares in the capital of the Buyer on a one for one basis (together the “Lifezone Holdings Awards “) and the Buyer has agreed to grant the Lifezone Holdings Awards to the Awardholders, as is set out opposite their names in their respective Award Certificates.

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Unless the context otherwise requires, the following words and expressions have the meanings shown below:

Award Certificates means the validly completed and executed award certificates (in the approved terms) signed by or on behalf of the Buyer documenting the grant of each Awardholder’s Lifezone Holdings Award.

Company shall bear the meaning set out in Recital A of this Agreement.

Completion means completion of the sale and purchase of the Sale Shares and exchange of the Lifezone Awards for Lifezone Holdings Awards under this Agreement.

Completion Date means the date upon which Completion occurs in accordance with clause 4.

Consideration Shares shall bear the meaning set out in clause 2.2.

Deeds of Release means the validly completed and executed deeds of release (in the approved terms) signed by or on behalf of each Optionholder documenting the surrender of each Optionholder’s Lifezone Awards.

Encumbrances means any mortgage, charge, lien, pledge, debenture or other security interest of any kind, hypothecation, restriction, right to acquire, option, conversion right, third party right or interest, right of set-off or counterclaim, equities, trust arrangement or any other type of preferential agreement (such as a retention of title arrangement) having similar effect or any other rights exercisable by or claims by third parties and any agreement to create any of the foregoing.

Lifezone Awards shall bear the meaning set out in Recital C of this Agreement.

Lifezone Holdings Awards shall bear the meaning set out in Recital D of this Agreement.

Option Plan means the rules of the Lifezone Employee Share Option Plan adopted by the Board on or around the date of this Agreement (as amended and restated from time to time).

RSU Agreement means the agreement setting out the terms of the Lifezone RSUs dated 30 November 2021 (as amended and restated from time to time).

Sale Shares shall bear the meaning set out in Recital A of this Agreement.

Shares means the ordinary shares of US$0.005 each in the capital of the Buyer.

1.2	Unless the context requires otherwise, references in this Agreement to:

1.2.1	any of the masculine, feminine and neuter genders shall include other genders;

1.2.2	the singular shall include the plural and vice versa;

1.2.3	a “person” shall include a reference to any natural person, body corporate, unincorporated association, partnership and trust;

1.2.4	any statute or statutory provision shall be deemed to include any instrument, order, regulation or direction made or issued under it and shall be construed so as to include a reference to the same as it may have been, or may from time to time be, amended, modified, consolidated or re-enacted except to the extent that any amendment or modification made after the date of this Agreement would increase any ability or impose any additional obligation under this Agreement; and

1.2.5	any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than that of England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.3	The headings in this Agreement are for convenience only and shall not affect its meaning. References herein to a “clause” or “Schedule” are to a clause or schedule to this Agreement.

2.	SALE AND PURCHASE OF SHARES

2.1	The Sellers shall sell and the Buyer shall buy the Sale Shares with effect from the Completion Date, and the Sellers shall procure that the Buyer acquires the Sale Shares with full legal and beneficial title and free from all Encumbrances.

2.2	The consideration for the sale of the Sale Shares shall be the issue by the Buyer to each Seller of the number of Shares set out opposite that Seller’s name in column (3) of Schedule 1 to this Agreement (the “Consideration Shares”), credited as fully paid up.

2.3	The Buyer shall acquire the Sale Shares with effect from and including the Completion Date to the intent that, as and from that date, all rights and advantages accruing to the Sale Shares, including, without limitation, the right to receive all dividends or other distributions or any return of capital declared, made or paid by the Company on or after that date in respect of the Sale Shares, shall belong to the Buyer.

3.	SURRENDER OF LIFEZONE AWARDS AND GRANT OF LIFEZONE HOLDINGS AWARDS

3.1	On Completion, in consideration for the release of the Lifezone Awards under clause 3.2 below and the Awardholders delivering to the Buyer duly executed Deeds of Release, the Buyer shall grant to the Awardholders the Lifezone Holdings Awards on the terms of this Agreement and the Award Certificates respectively.

3.2	In consideration of the grant of the Lifezone Holdings Awards under clause 3.1 and the Buyer delivering to the Awardholders duly executed Award Certificates, with effect from and including Completion, the Awardholders release all rights they have or may have under the Lifezone Awards, except as provided in this Agreement and the Deeds of Release.

3.3	From Completion, the Awardholders and the Buyer agree and acknowledge (as applicable) that all the terms of the Option Plan (including, but not limited to, the exercise and vesting conditions) as amended and restated prior to Completion will apply equally to the Lifezone Holdings Options and are incorporated into this Agreement accordingly save that references to ‘the Company’ shall be replaced with references to the Buyer and references to ‘the Shares’ shall be replaced with references to the ordinary shares in the capital of the Buyer. Also from Completion, the Awardholders and the Buyer (as applicable) agree and acknowledge that all the terms of the RSU Agreement (including, but not limited to, the vesting and settlement conditions) as amended and restated prior to Completion will apply equally to the Lifezone Holdings RSUs and are incorporated into this Agreement accordingly, save that references to ‘the Company’ shall be replaced with references to the Buyer and references to ‘the Shares’ shall be replaced with references to the ordinary shares in the capital of the Buyer.

3.4	For the avoidance of doubt, the Awardholders and the Buyer (as applicable) further agree and acknowledge that the transactions contemplated by clause 2 of this Agreement shall not constitute a ‘Share Sale’ nor an ‘Exit’ for the purposes of the Lifezone Options, the Lifezone RSUs or the Option Plan or RSU Agreement.

4.	COMPLETION

4.1	Completion of the sale of the Sale Shares and exchange of the Lifezone Awards shall take place immediately following the execution of this Agreement by or on behalf of the Parties whereupon:

4.1.1	each Seller shall deliver to the Buyer a duly executed document of transfer of the Sale Shares set out opposite its name in column (2) of Schedule 1 to this Agreement in favour of the Buyer, accompanied by the share certificate in respect of such Sale Shares (or an indemnity in respect thereof);

4.1.2	the Buyer shall issue and allot the relevant Shares to each Seller (as shown in column (3) of Schedule 1 to this Agreement) and procure that each Seller is registered in the register of members of the Buyer as the legal owner of such Consideration Shares and shall issue a share certificate to each Seller in respect of such Seller’s Consideration Shares;

4.1.3	each Awardholder shall deliver to the Buyer a duly executed Deed of Release relating to their Lifezone Awards; and

4.1.4	the Buyer shall deliver to each Awardholder a duly executed Award Certificate relating to their Lifezone Holdings Awards.

4.2	The provisions of this Agreement shall remain in full force and effect after its completion so far as they remain to be observed and performed.

5.	WARRANTIES

5.1	Each Seller warrants and represents to the Buyer that the Sale Shares set out opposite its name in column (2) of Schedule 1 to this Agreement are legally and beneficially owned by it and are free from all Encumbrances and those Sale Shares are fully paid and have been properly and validly allotted. Subject thereto, the Sellers give no warranties hereunder in respect of the Sale Shares and it is agreed that all warranties implied by law in respect of the Sale Shares shall be excluded so far as permitted by applicable law.

5.2	Each Awardholder warrants and represents to the Buyer that the Lifezone Awards set out opposite their name in their respective Deeds of Release are legally and beneficially owned by them, validly subsisting in accordance with their terms and the Option Plan or RSU Agreement (as applicable) and are free from all Encumbrances. Subject thereto, the Awardholders give no warranties hereunder in respect of the Lifezone Awards and it is agreed that all warranties implied by law in respect of the Lifezone Awards shall be excluded so far as is permitted by applicable law.

6.	FURTHER ASSURANCE

The Parties shall (and shall use all reasonable endeavours to procure that any necessary third party shall) do, execute, perform and deliver to the Buyer all such further deeds, documents, assurances, acts and things as may reasonably be required to give effect to this Agreement.

7.	GENERAL

Entire Agreement

7.1	This Agreement (together with any documents referred to herein or required to be entered into pursuant to this Agreement) contains the entire agreement and understanding of the Parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement and any such document.

Variations and waivers

7.2	This Agreement may be varied in writing signed by or on behalf of each of the Parties.

7.3	No waiver by any party of any requirement of this Agreement, or of any remedy or right under this Agreement, shall have effect unless given in writing and signed by such party. No waiver of any particular breach of the provisions of this Agreement shall operate as a waiver of any repetition of such breach.

Counterparts

7.4	This Agreement may be executed as two or more counterparts (including electronically) and execution by a party of any one of such counterparts will constitute due execution of this Agreement.

Third party rights

7.5	A person who is not party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

Successors

7.6	This Agreement shall be binding on each party’s assigns, personal representatives and successors in title.

Validity

7.7	If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

8.	GOVERNING LAW

This Agreement and the rights and obligations of the parties including all non-contractual obligations arising under or in connection with this Agreement shall be governed by and construed in accordance with the laws of England. The parties submit to the exclusive jurisdiction of the English courts in respect of any claim, dispute or difference arising out of or in connection with this Agreement and/or any non-contractual obligation arising in connection with this Agreement.

SCHEDULE 1

The Sellers

SCHEDULE 2

The Awardholders

THIS AGREEMENT has been duly executed and delivered as a deed by the Parties on the date stated above.

EXECUTED and DELIVERED as a DEED by LIFEZONE HOLDINGS LIMITED acting by:	) )	/s/ Keith Liddell
Director

in the presence of:

Witness

Signature: [***] _____________________

Name: [***] ________________________

Address: [***] ______________________

__________________________________

__________________________________

Occupation: [***] ____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] ____________________

SIGNED as a DEED and DELIVERED by [***]acting by:	) )	/s/ [***]
Director

/s/ [***]
Director

Directors of [***], sole corporate director and being persons acting under the authority of the Company

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] ____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] ____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]acting by:	) )	/s/ [***]
Director

/s/ [***]
Director

Directors of [***], sole corporate director and being persons acting under the authority of the Company

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***] acting by:	) )	/s/ [***]
Director/Authorised Signatory

/s/ [***]
Director/Authorised Signatory

its corporate director, Solon Director Limited

SIGNED as a DEED and DELIVERED by [***] acting by:	) )	/s/ [***]
Director

/s/ [***]
Director

Directors of [***], sole corporate director and being persons acting under the authority of the Company

SIGNED as a DEED and DELIVERED by [***] acting by:	) )	/s/ [***]
Director

/s/ [***]
Director

Directors of [***], sole corporate director and being persons acting under the authority of the Company

SIGNED as a DEED and DELIVERED by [***] acting by:	) )	/s/ [***]
Director

/s/ [***]
Director

Directors of [***], sole corporate director and being persons acting under the authority of the Company

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature: [***] ______________________

Name: [***] _________________________

Address: [***] _______________________

___________________________________

___________________________________

Occupation: [***] _____________________

SIGNED as a DEED and DELIVERED by [***] acting by:	) )	/s/ [***]
Director

/s/ [***]
Director

Directors of [***], sole corporate director and being persons acting under the authority of the Company